                                                                   EXHIBIT 99.13

                              Warrant Certificate
                              -------------------

NEITHER THE ISSUANCE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE
 ISSUANCE OF ANY SECURITIES ISSUABLE UPON EXERCISE HEREOF HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR PURSUANT
  TO THE SECURITIES LAWS OF ANY STATE, AND SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT IN EFFECT WITH
     RESPECT TO SUCH SECURITIES UNDER THE SECURITIES ACT AND THE RULES AND REGULATIONS THEREUNDER OR (ii) AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS
        OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

No. DDJ- 4                                                       March 1, 2001

                       Certificate for 807,396 Warrants

                       NOT EXERCISABLE AFTER 5:00 P.M.,
                         Boston TIME, ON March 1, 2006

                     PACIFIC AEROSPACE & ELECTRONICS, INC.
                   COMMON STOCK PURCHASE WARRANT CERTIFICATE

     THIS CERTIFIES that State Street Bank & Trust, as Custodian for General Motors Employees Global Group Pension Trust or its assigns is the holder of 807,396 Warrants, each of which represents the right to purchase 807,396 fully paid and non-assessable shares of Common Stock, par value $.001 per share (the "Common Stock"), of Pacific Aerospace & Electronics, Inc., a Washington corporation (the "Company"), at an initial exercise price (the "Exercise Price") equal to $.001 per share, at the times provided in the Warrant Agreement (as hereinafter defined), by surrendering this Warrant Certificate, with the Election to Purchase attached hereto duly executed and by paying in full the Exercise Price. Payment of the Exercise Price may be made at the option of the holder hereof by (i) cash, certified check or a wire transfer in same day funds in an amount equal to the then applicable Exercise Price multiplied by the number of Warrant Shares then being purchased, (ii) delivery to the Company of that number of shares of Common Stock, duly endorsed, having an aggregate Fair Market Value equal to the then applicable Exercise Price multiplied by the number of Warrant Shares then being purchased or (iii) by any combination of (i) and (ii). In the alternative, the holder of a Warrant Certificate may exercise its right to purchase some or all of the Warrant Shares subject to such Warrant Certificate, on a net basis, such that, without the exchange of any funds, such holder receives that number of Warrant Shares subscribed to pursuant to such Warrant Certificate less that number of shares of Common Stock having an aggregate Fair Market Value at the Date of Exercise equal to the aggregate Exercise Price that would otherwise have been paid by such holder for the number of Warrant Shares subscribed to pursuant to such Warrant Certificate.

     No Warrant may be exercised after 5:00 P.M., Boston time, on March 1, 2006, (the "Expiration Date"). All Warrants evidenced hereby shall thereafter become void, subject to the terms of the Warrant Agreement.

     Prior to the Expiration Date, subject to any applicable laws, rules or regulations restricting transferability and to any restriction on transferability that may appear on this Warrant Certificate and in accordance with the terms of the Warrant Agreement, the holder shall be entitled to transfer this Warrant Certificate, in whole or in part, upon surrender of this Warrant Certificate to the Company with the Assignment on the reverse hereof. Upon any such transfer, a new Warrant Certificate or Warrant Certificates representing the same aggregate number of Warrants will be issued in accordance with instructions in the form of assignment.

     Upon the exercise of less than all of the Warrants evidenced by this Warrant Certificate, there shall be issued to the holder a new Warrant Certificate in respect of the Warrants not exercised.

     Prior to the Expiration Date, the holder shall be entitled to exchange this Warrant Certificate, with or without other Warrant Certificates, for another Warrant Certificate or Warrant Certificates for the same aggregate number of Warrants, upon surrender of this Warrant Certificate to the Company as set forth in the Warrant Agreement. Upon certain events provided for in the Warrant Agreement, the Exercise Price and the number of shares of Common Stock issuable upon the exercise of each Warrant are required to be adjusted. No fractional shares will be issued upon the exercise of Warrants. As to any final fraction of a share which the holder of one or more Warrant Certificates, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Company shall pay the cash value thereof determined as provided in the Warrant Agreement.

     This Warrant Certificate is issued under and in accordance with the Warrant Agreement dated as of March 1, 2001 between the Company and the holders and is subject to the terms and provisions contained in said Warrant Agreement, to all of which terms and provisions the holder consents by acceptance hereof. All capitalized terms not defined herein shall have the meaning set forth in the Warrant Agreement.

     This Warrant Certificate shall not entitle the holder to any of the rights of a stockholder of the Company, including, without limitation, the right to vote, to receive dividends and other distributions, or to attend or receive any notice of meetings of stockholders or any other proceedings of the Company.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed on the date first set forth above.


                               PACIFIC AEROSPACE & ELECTRONICS, INC.


                               By:    /s/ Donald A. Wright
                                      -----------------------------------
                               Name:  Donald A. Wright
                               Title: President and Chief Financial Officer

                               Attest:


                               By:    /s/ Nick Gerde
                                      -----------------------------------
                               Name:  Nick Gerde
                               Title: Assistant Secretary

                         Form of Election To Purchase
                         ----------------------------

     The undersigned hereby irrevocably elects to exercise ___________ of the Warrants represented by this Warrant Certificate and to purchase the shares of Common Stock issuable upon the exercise of said Warrants, and requests that Certificates for such shares be issued and delivered as follows:

ISSUE
TO:      _______________________________________________________________________
                                    (NAME)

________________________________________________________________________________
                         (ADDRESS, INCLUDING ZIP CODE)

________________________________________________________________________________
                 (SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER)

DELIVER
TO:      _______________________________________________________________________
                                    (NAME)

at _____________________________________________________________________________
                         (ADDRESS, INCLUDING ZIP CODE)

     If the number of Warrants hereby exercised is less than all the Warrants represented by this Warrant Certificate, the undersigned requests that a new Warrant Certificate representing the number of full Warrants not exercised be issued and delivered as set forth above.

     In full payment of the exercise price with respect to the Warrants exercised and transfer taxes, if any, the undersigned hereby tenders payment of $______ by (i) $_______ in cash, certified check or wire transfer in same day funds, (ii) surrender to the Company of certificate no(s) ____________ representing ______ shares of Common Stock, (iii) a combination of (i) an (ii) or (iv) exercising the Warrants exercised on a net basis such that the number of shares of Common Stock otherwise receivable by the holder pursuant to the Warrants exercised shall be reduced by the number of shares of Common Stock having an aggregate Fair Market Value equal to the exercise price with respect to the Warrants exercised.

          Date: ______________, ____    ______________________________________

                                        Signature

                                        (Signature must conform in all respects
                                        to name of holder as specified on the
                                        face of the Warrant Certificate.)

                                        PLEASE INSERT SOCIAL SECURITY
                                        OR TAX I.D. NUMBER OF HOLDER

                                  Assignment
                                  ----------

     FOR VALUE RECEIVED, the undersigned hereby irrevocably sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned represented by the within Warrant Certificate, with respect to the number of Warrants set forth below:

     Name of Assignee              Address                No. of Warrants
     ----------------              -------                ---------------




          and does hereby irrevocably constitute and

appoint ________________________, Attorney, to make such transfer on the books of Pacific Aerospace & Electronics, Inc. maintained for that purpose, with full power of substitution in the premises.



          Date:_________________, _____      _________________________
                                             Signature